UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2013

AVERY DENNISON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1 -7685	95-1492269
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

150 North Orange Grove Boulevard Pasadena, California	91103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (626) 304-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8—Other Events

Item 8.01              Other Events.

On March 28, 2013, Avery Dennison Corporation, a Delaware corporation (the “Company”) issued a press release announcing that the U.S. Federal Trade Commission granted early termination of the Hart-Scott-Rodino waiting period for the Company’s proposed sale of its Office and Consumer Products and Designed and Engineered Solutions businesses to CCL Industries Inc. (“CCL”). A copy of the press release is included as Exhibit 99.1 to this report, and incorporated herein by reference. The press release is also available on the Company’s website at www.investors.averydennison.com. The Company and CCL have now completed all regulatory reviews of the proposed transaction.

Section 9—Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Title

99.1	Press Release of Avery Dennison Corporation, dated March 28, 2013.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995

Certain statements contained in this Form 8-K and Exhibit 99.1 are “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to certain risks and uncertainties. Actual results and trends may differ materially from historical or anticipated results depending on a variety of factors, including but not limited to risks and uncertainties relating to the following: (1) the occurrence of any event, change or other circumstance that could give rise to the termination of the transaction; (2) the outcome of any legal proceedings that may be instituted against the Company and others regarding the transaction; (3) the inability to complete a transaction due to the failure to satisfy conditions to the transaction; and (4) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of announcing the transaction.

For a discussion of the risk factors that could affect the Company’s financial performance, see Part I, Item 1A. “Risk Factors” and Part II, Item 7.”Management’s Discussion and Analysis of Results of Operations and Financial Condition” in the Company’s most recent Form 10-K, filed on February 27, 2013.

The forward-looking statements included in this Form 8-K and Exhibit 99.1 are made only as of the respective dates thereof, and the Company undertakes no obligation to update the forward-looking statements to reflect subsequent events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVERY DENNISON CORPORATION

Date: March 29, 2013
	By:	/s/ Susan C. Miller
Susan C. Miller
Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Title

99.1	Press Release of Avery Dennison Corporation, March 28, 2013.